UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) March 7, 2008

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01  OTHER EVENTS

The following news release was issued on March 7, 2008:

COMMERCE GROUP CORP. AND MANTI HOLDINGS LLC ENTER AGREEMENT TO FUND THE SAN SEBASTIAN GOLD MINES

MILWAUKEE--(BUSINESS WIRE)--March 7, 2008--Commerce Group Corp. (Commerce) (OTCBB: CGCO) and Manti Holdings LLC (Manti), a private company based in Corpus Christi, Texas, announced that Commerce has given Manti an exclusive thirty-day option to conduct a review of Commerce's San Sebastian property, with a view toward a pre-defined transaction. At the conclusion of the thirty-day option period, and subject to the approval of Commerce's shareholders, Manti, or a subsidiary company, will have the right to purchase 1,300,000 shares of Commerce's common stock by means of a private placement at $1.00 per share. The proceeds of the purchase will be used to conduct resource evaluation, development drilling, evaluation work, and to provide Commerce with working capital over the next six months. At the end of the six months, Manti will have the right to acquire Commerce's interest in its mining venture for a combination of cash and a percentage of the net smelter return, provided that Manti maintains a minimum level of guaranteed expenditures for the project over the following two years.

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and
Section 21E of the Securities Exchange Act of 1934 as amended. Such forward-looking statements include, among others, feasibility and drilling studies related to potential open pit mining design for the Company's gold project, mineralized material estimates, reserves estimates, potential capitalized and operating costs, drilling capability and the potential construction of the Company's gold project. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the volatility of gold prices; potential operating risks of mining, development and expansion; the uncertainty of estimates of reserves, mineralized material and gold deposits; and environmental and governmental regulations; availability of financing; the outcome of litigation, as well as judicial proceedings and force majeure events and other risk factors as described from time to time in the Company's filings with the Securities and Exchange Commission. Most of these factors are beyond the Company's ability to control or predict.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Edward A. Machulak
Date:  March 7, 2008          ______________________________________
                              By:  Edward A. Machulak, President

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